Exhibit 99.1

      The Group I Mortgage Loans consist of approximately 2,754 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $487,499,072, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Group II Mortgage Loans consist of approximately 1,359 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $262,500,451, after application of scheduled payments due on or before the Subsequent Cut- off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

      Each Mortgage Loan will accrue interest at the fixed-rate or the adjustable-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate").

      Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

      Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. The adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for approximately 74.78% of the adjustable-rate Initial Mortgage Loans will occur after an initial period of two years after origination and the first adjustment for approximately 25.22% of the adjustable-rate Initial Mortgage Loans will occur after an initial period of three years after origination. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.00% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.00% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

      Approximately 71.98% of the Group I Mortgage Loans and approximately 79.00% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in both loan groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

      None of the Mortgage Loans are Buydown Mortgage Loans.

Group I Mortgage Loan Statistics

      The average principal balance of the Group I Mortgage Loans at origination was approximately $177,206. No Group I Mortgage Loan had a principal balance at origination greater than approximately $465,800 or less than approximately $85,500. The average principal balance of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately $177,015. No Group I Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $465,271 or less than approximately $85,102.

      The Group I Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 5.200% per annum to approximately 12.600% per annum, and the weighted average current Mortgage Rate on the Group I Mortgage Loans was approximately 7.348% per annum. As of the Subsequent Cut-off Date, the adjustable-rate Group I Mortgage Loans had Gross Margins ranging from approximately 4.500% to approximately 7.125%, Minimum Mortgage Rates ranging from approximately 5.200% per annum to approximately 12.600% per annum and Maximum Mortgage Rates ranging from approximately 11.200% per annum to approximately 18.600% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin on the adjustable-rate Group I Mortgage Loans was approximately 6.363%, the weighted average Minimum Mortgage Rate on the adjustable-rate Group I Mortgage Loans was approximately 7.414% per annum and the weighted average Maximum Mortgage Rate on the adjustable-rate Group I Mortgage Loans was approximately 13.414% per annum. The latest first Adjustment Date following the Subsequent Cut-off Date on any adjustable-rate Group I Mortgage Loan occurs in December 2006 and the weighted average next Adjustment Date for all of the adjustable-rate Group I Mortgage Loans following the Subsequent Cut-off Date is January 2006.

      The weighted average loan-to-value ratio at origination of the Group I Mortgage Loans was approximately 84.07%. At origination, no Group I Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 15.74%.

      The weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 356 months as of the Subsequent Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to July 2003 or after February 2004, or will have a remaining term to stated maturity of less than 175 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group I Mortgage Loan is January 2034.

      The Group I Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

      Principal Balances of the Group I Mortgage Loans as of the Subsequent
                                 Cut-off Date(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
     Range of Principal Balances as             Number of                Outstanding as of the      Balance Outstanding as of the
   of the Subsequent Cut-off Date ($)         Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
 75,000.01 - 100,000.00 ..............              173                      16,174,101.40                      3.32
100,000.01 - 125,000.00 ..............              534                      60,449,271.31                     12.40
125,000.01 - 150,000.00 ..............              490                      67,627,985.91                     13.87
150,000.01 - 175,000.00 ..............              361                      58,412,974.93                     11.98
175,000.01 - 200,000.00 ..............              318                      59,523,235.91                     12.21
200,000.01 - 225,000.00 ..............              258                      54,859,791.81                     11.25
225,000.01 - 250,000.00 ..............              185                      43,875,937.82                      9.00
250,000.01 - 275,000.00 ..............              160                      42,023,672.92                      8.62
275,000.01 - 300,000.00 ..............              140                      40,351,222.94                      8.28
300,000.01 - 325,000.00 ..............               99                      30,831,140.10                      6.32
325,000.01 - 350,000.00 ..............               18                       6,094,846.92                      1.25
350,000.01 - 375,000.00 ..............                2                         735,646.94                      0.15
375,000.01 - 400,000.00 ..............                9                       3,501,908.42                      0.72
400,000.01 - 425,000.00 ..............                3                       1,226,880.88                      0.25
425,000.01 - 450,000.00 ..............                1                         429,758.53                      0.09
450,000.01 - 475,000.00 ..............                3                       1,380,695.48                      0.28
        Total ........................            2,754                     487,499,072.22                    100.00

----------
(1) The average principal balance of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately $177,015.

        Mortgage Rates of the Group I Mortgage Loans as of the Subsequent
                                Cut-off Date(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
         Current Mortgage Rate (%)            Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
 5.000 -  5.999 ......................              201                      42,016,337.00                      8.62
 6.000 -  6.999 ......................              751                     143,792,178.94                     29.50
 7.000 -  7.999 ......................            1,057                     183,912,983.54                     37.73
 8.000 -  8.999 ......................              580                      94,215,888.36                     19.33
 9.000 -  9.999 ......................              131                      18,345,860.89                      3.76
10.000 - 10.999 ......................               22                       3,536,446.69                      0.73
11.000 - 11.999 ......................               10                       1,444,410.59                      0.30
12.000 - 12.999 ......................                2                         234,966.21                      0.05
 Total ...............................            2,754                     487,499,072.22                    100.00

----------
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.348% per annum.

     Maximum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
        Maximum Mortgage Rate (%)             Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
11.001 - 11.500 ......................               32                       7,235,322.10                      1.98
11.501 - 12.000 ......................              103                      20,745,735.06                      5.67
12.001 - 12.500 ......................              174                      35,643,229.01                      9.75
12.501 - 13.000 ......................              384                      71,926,594.73                     19.67
13.001 - 13.500 ......................              411                      73,794,572.29                     20.18
13.501 - 14.000 ......................              395                      66,379,082.22                     18.15
14.001 - 14.500 ......................              251                      42,672,381.31                     11.67
14.501 - 15.000 ......................              189                      30,558,574.15                      8.36
15.001 - 15.500 ......................               59                       8,354,435.75                      2.28
15.501 - 16.000 ......................               27                       3,850,841.50                      1.05
16.001 - 16.500 ......................               10                       1,718,579.08                      0.47
16.501 - 17.000 ......................                7                       1,202,144.44                      0.33
17.001 - 17.500 ......................                6                         892,757.50                      0.24
17.501 - 18.000 ......................                3                         415,153.09                      0.11
18.001 - 18.500 ......................                1                         100,000.00                      0.03
18.501 - 19.000 ......................                1                         134,966.21                      0.04
      Total ..........................            2,053                     365,624,368.44                    100.00

----------
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 13.414% per annum.

     Minimum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
        Minimum Mortgage Rate (%)             Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
 5.001 -  5.500 ......................               32                       7,235,322.10                      1.98
 5.501 -  6.000 ......................              103                      20,745,735.06                      5.67
 6.001 -  6.500 ......................              174                      35,643,229.01                      9.75
 6.501 -  7.000 ......................              384                      71,926,594.73                     19.67
 7.001 -  7.500 ......................              411                      73,794,572.29                     20.18
 7.501 -  8.000 ......................              395                      66,379,082.22                     18.15
 8.001 -  8.500 ......................              251                      42,672,381.31                     11.67
 8.501 -  9.000 ......................              189                      30,558,574.15                      8.36
 9.001 -  9.500 ......................               59                       8,354,435.75                      2.28
 9.501 - 10.000 ......................               27                       3,850,841.50                      1.05
10.001 - 10.500 ......................               10                       1,718,579.08                      0.47
10.501 - 11.000 ......................                7                       1,202,144.44                      0.33
11.001 - 11.500 ......................                6                         892,757.50                      0.24
11.501 - 12.000 ......................                3                         415,153.09                      0.11

12.001 - 12.500 ......................                1                         100,000.00                      0.03
12.501 - 13.000 ......................                1                         134,966.21                      0.04
      Total ..........................            2,053                     365,624,368.44                    100.00

----------
(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.414 % per annum.

         Gross Margins of the Adjustable-Rate Group I Mortgage Loans(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
           Gross Margins (%)                  Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
4.001 - 4.500 ........................               96                      15,580,072.99                      4.26
4.501 - 5.000 ........................                2                         223,986.39                      0.06
5.001 - 5.500 ........................              102                      19,304,800.30                      5.28
5.501 - 6.000 ........................                2                         229,479.10                      0.06
6.001 - 6.500 ........................            1,839                     328,159,343.17                     89.75
6.501 - 7.000 ........................                6                       1,110,665.06                      0.30
7.001 - 7.500 ........................                6                       1,016,021.43                      0.28
   Total .............................            2,053                     365,624,368.44                    100.00

----------
(1) The weighted average Gross Margin of the adjustable-rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.363% per annum.

     Next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
          Next Adjustment Date                Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
June 2005 ............................               29                       5,067,040.16                      1.39
July 2005 ............................               44                       7,963,070.85                      2.18
August 2005 ..........................               15                       3,390,293.91                      0.93
September 2005 .......................               45                       8,181,571.90                      2.24
October 2005 .........................              200                      36,953,246.99                     10.11
November 2005 ........................              854                     155,330,159.60                     42.48
December 2005 ........................              302                      51,144,178.00                     13.99
September 2006 .......................               15                       2,729,289.87                      0.75
October 2006 .........................               73                      12,922,202.37                      3.53
November 2006 ........................              365                      63,572,579.79                     17.39
December 2006 ........................              111                      18,370,735.00                      5.02
       Total .........................            2,053                     365,624,368.44                    100.00

----------
(1) The weighted average next Adjustment Date for the adjustable-rate Group I Mortgage Loans as of the Subsequent Cut-off Date is January 2006.

         Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
    Original Loan-to-Value Ratio (%)          Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
<=20.000 .............................                2                         351,193.30                      0.07
25.001 - 30.000 ......................                3                         503,824.60                      0.10
30.001 - 35.000 ......................                7                         860,790.10                      0.18
35.001 - 40.000 ......................               11                       1,691,340.97                      0.35
40.001 - 45.000 ......................               12                       2,266,356.59                      0.46
45.001 - 50.000 ......................               17                       2,581,041.88                      0.53
50.001 - 55.000 ......................               35                       6,388,456.27                      1.31
55.001 - 60.000 ......................               53                       9,599,057.98                      1.97
60.001 - 65.000 ......................               80                      14,729,175.99                      3.02
65.001 - 70.000 ......................              110                      19,607,084.36                      4.02
70.001 - 75.000 ......................              195                      33,160,265.56                      6.80
75.001 - 80.000 ......................              393                      70,802,696.75                     14.52
80.001 - 85.000 ......................              376                      65,845,752.57                     13.51
85.001 - 90.000 ......................              779                     137,720,016.96                     28.25
90.001 - 95.000 ......................              681                     121,392,018.34                     24.90
       Total: ........................            2,754                     487,499,072.22                    100.00

----------
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 84.067%.

             Mortgaged Property Types of the Group I Mortgage Loans

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
           Property Type                      Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
Single Family Residence ..............            2,133                     371,629,665.90                     76.23
Two-to-Four Family ...................              220                      48,922,003.23                     10.04
Planned Unit Development .............              202                      35,092,410.63                      7.20
Condominium ..........................              170                      27,871,799.61                      5.72
Manufactured/Mobile Home .............               17                       2,014,150.69                      0.41
Single Family Residence - Attached ...                1                         129,417.41                      0.03
Planned Unit Development - Attached ..               11                       1,839,624.75                      0.38
       Total .........................            2,754                     487,499,072.22                    100.00

      Mortgaged Property Occupancy Status of the Group I Mortgage Loans(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
            Occupancy Status                  Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
Primary ..............................            2,515                     450,097,537.32                     92.33
Non-Owner Occupied ...................              216                      33,312,753.54                      6.83
Second Home ..........................               23                       4,088,781.36                      0.84
       Total .........................            2,754                     487,499,072.22                    100.00

----------
(1) Occupancy status as represented by the mortgagor at the time of origination.

                      Purpose of the Group I Mortgage Loans

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
                Purpose                       Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
Refinance-Cashout(1) .................            1,908                     342,627,911.97                     70.28
Refinance-Rate Term(2) ...............              191                      30,321,265.21                      6.22
Purchase .............................              655                     114,549,895.04                     23.50
       Total .........................            2,754                     487,499,072.22                    100.00

----------
(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed 2% of the original Principal Balance of the related mortgage loan or $2,000. Also includes all home equity loans originated in Texas with any cash proceeds.

(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are equal to or less than 2% of the original Principal Balance of the related mortgage loan or $2,000. Excludes home equity loans originated in Texas with any cash proceeds.

       Geographic Distribution of the Mortgaged Properties Relating to the
                           Group I Mortgage Loans(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
                Location                      Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
Alabama ..............................               16                       2,574,789.83                      0.53
Alaska ...............................               10                       1,818,644.50                      0.37
Arizona ..............................              140                      18,365,049.37                      3.77
Arkansas .............................                1                         106,962.93                      0.02
California ...........................              703                     147,398,532.01                     30.24
Colorado .............................               54                       9,286,833.08                      1.90
Connecticut ..........................               43                       7,313,941.39                      1.50
Delaware .............................                1                          90,892.71                      0.02
Florida ..............................              343                      50,606,076.16                     10.38
Georgia ..............................               54                       8,247,830.99                      1.69
Hawaii ...............................               25                       7,413,452.32                      1.52
Idaho ................................                3                         401,063.52                      0.08
Illinois .............................              235                      39,800,711.52                      8.16
Indiana ..............................               22                       2,718,263.32                      0.56
Iowa .................................                7                         775,554.26                      0.16
Kansas ...............................                8                       1,237,446.72                      0.25
Kentucky .............................                1                         202,200.25                      0.04
Louisiana ............................                9                       1,134,293.91                      0.23
Maine ................................                6                         819,231.84                      0.17
Maryland .............................               61                      11,060,918.24                      2.27
Massachusetts ........................               55                      11,846,331.20                      2.43
Michigan .............................               58                       8,324,528.01                      1.71
Minnesota ............................               77                      14,357,060.71                      2.95
Mississippi ..........................                2                         275,096.61                      0.06
Missouri .............................               23                       3,273,641.56                      0.67
Montana ..............................                2                         313,631.66                      0.06
Nebraska .............................                1                         185,400.00                      0.04
Nevada ...............................               57                       9,283,401.67                      1.90
New Hampshire ........................                3                         448,661.24                      0.09
New Jersey ...........................              110                      21,034,112.03                      4.31
New Mexico ...........................               19                       2,672,447.07                      0.55
New York .............................              149                      35,491,349.52                      7.28
North Carolina .......................               26                       3,546,905.80                      0.73
Ohio .................................               43                       5,271,347.91                      1.08
Oklahoma .............................                7                         965,998.59                      0.20
Oregon ...............................               43                       6,834,167.36                      1.40
Pennsylvania .........................               50                       7,091,953.95                      1.45
Rhode Island .........................               27                       4,367,072.81                      0.90
South Carolina .......................                4                         548,593.33                      0.11
Tennessee ............................               20                       2,759,068.95                      0.57
Texas ................................               85                      11,721,855.06                      2.40
Utah .................................               49                       7,879,197.92                      1.62
Vermont ..............................                3                         487,793.54                      0.10
Washington ...........................               76                      13,698,140.49                      2.81
Wisconsin ............................               22                       3,328,001.77                      0.68
Wyoming ..............................                1                         120,624.59                      0.02
      Total ..........................            2,754                     487,499,072.22                    100.00

----------
(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately .0.66% in the 94603 ZIP Code.


     Qualifying FICO Scores for the Group I Mortgage Loans at Origination(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
          Qualifying FICO Score               Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
500 - 524 ............................               78                      13,247,644.17                      2.72
525 - 549 ............................              215                      35,549,482.47                      7.29
550 - 574 ............................              387                      66,475,996.32                     13.64
575 - 599 ............................              352                      60,910,016.89                     12.49
600 - 624 ............................              582                     103,331,355.01                     21.20
625 - 649 ............................              458                      81,313,408.23                     16.68
650 - 674 ............................              293                      54,791,627.21                     11.24
675 - 699 ............................              182                      32,294,019.55                      6.62
700 - 724 ............................              110                      21,102,089.32                      4.33
725 - 749 ............................               47                       8,713,281.71                      1.79
750 - 774 ............................               31                       6,092,323.80                      1.25
775 - 799 ............................               19                       3,677,827.54                      0.75
      Total ..........................            2,754                     487,499,072.22                    100.00

----------
(1) The weighted average qualifying FICO score at origination of the Group I Mortgage Loans that had FICO scores was approximately 618. See "--FICO Scores" herein.

              Income Documentation of the Group I Mortgage Loans(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
          Income Documentation                Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
Full Documentation ...................            1,788                     311,189,686.22                     63.83
Stated Documentation .................              844                     152,394,853.42                     31.26
Limited Documentation ................              122                      23,914,532.58                      4.91
        Total ........................            2,754                     487,499,072.22                    100.00

----------
(1) For a description of each documentation level, see "--Underwriting Standards of the Originators" herein.


                 Risk Categories for the Group I Mortgage Loans

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
            Risk Category (1)                 Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
I ....................................            1,864                     331,238,258.77                     67.95
II ...................................              247                      43,170,258.28                      8.86
III ..................................              216                      36,635,899.76                      7.52
IV ...................................              163                      27,475,056.94                      5.64
V ....................................               76                      13,030,487.50                      2.67
VI ...................................               22                       3,604,197.82                      0.74
A ....................................              136                      26,936,625.82                      5.53
A- ...................................                7                       1,040,344.50                      0.21
B ....................................                7                       1,532,494.95                      0.31
C ....................................                3                         490,300.15                      0.10
C- ...................................               13                       2,345,147.73                      0.48
        Total ........................            2,754                     487,499,072.22                    100.00

----------
(1) Letters correspond to risk categories of Olympus Mortgage Company and roman numerals correspond to risk categories of Argent Mortgage Company, LLC. For a description of each risk category, see "--Underwriting Standards of the Originators" herein.

Group II Mortgage Loan Statistics

      The average principal balance of the Group II Mortgage Loans at origination was approximately $193,410. No Group II Mortgage Loan had a principal balance at origination greater than approximately $682,500 or less than approximately $60,000. The average principal balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $193,157. No Group II Mortgage Loan had a principal balance as of the Subsequent Cut- off Date greater than approximately $682,500 or less than approximately $59,823.

      The Group II Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 5.200% per annum to approximately 12.600% per annum, and the weighted average Mortgage Rate on the Group II Mortgage Loans was approximately 7.301% per annum. As of the Subsequent Cut-off Date, the adjustable-rate Group II Mortgage Loans had Gross Margins ranging from approximately 4.500% to approximately 7.125%, Minimum Mortgage Rates ranging from approximately 5.200% per annum to approximately 12.600% per annum and Maximum Mortgage Rates ranging from approximately 11.200% per annum to approximately 18.600% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin on the adjustable-rate Group II Mortgage Loans was approximately 6.347%, the weighted average Minimum Mortgage Rate on the adjustable-rate Group II Mortgage Loans was approximately 7.445% per annum and the weighted average Maximum Mortgage Rate on the adjustable-rate Group II Mortgage Loans was approximately 13.445% per annum. The latest first Adjustment Date following the Subsequent Cut-off Date on any adjustable-rate Group II Mortgage Loan occurs in December 2006 and the weighted average next Adjustment Date for all of the adjustable-rate Group II Mortgage Loans following the Subsequent Cut-off Date is January 2006.

      The weighted average loan-to-value ratio at origination of the Group II Mortgage Loans was approximately 82.74%. At origination, no Group II Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 22.42%.

      The weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 355 months as of the Subsequent Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to July 2003 or after February 2004, or will have a remaining term to stated maturity of less than 174 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group II Mortgage Loan is January 2034.

      The Group II Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut- off Date (the sum in any column may not equal the total indicated due to rounding):

     Principal Balances of the Group II Mortgage Loans as of the Subsequent
                                Cut-off Date(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
     Range of Principal Balances as             Number of                Outstanding as of the      Balance Outstanding as of the
   of the Subsequent Cut-off Date ($)         Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
 50,000.01 - 75,000.00 ...............              303                      20,605,506.15                      7.85
 75,000.01 - 100,000.00 ..............              384                      33,313,175.15                     12.69
100,000.01 - 125,000.00 ..............               67                       7,476,608.04                      2.85
125,000.01 - 150,000.00 ..............               58                       7,976,800.08                      3.04
150,000.01 - 175,000.00 ..............               36                       5,837,976.37                      2.22
175,000.01 - 200,000.00 ..............               28                       5,287,578.47                      2.01
200,000.01 - 225,000.00 ..............               26                       5,538,057.10                      2.11
225,000.01 - 250,000.00 ..............               19                       4,616,564.58                      1.76
250,000.01 - 275,000.00 ..............               12                       3,160,758.67                      1.20
275,000.01 - 300,000.00 ..............               14                       3,959,853.82                      1.51
300,000.01 - 325,000.00 ..............               23                       7,322,910.53                      2.79
325,000.01 - 350,000.00 ..............               83                      27,972,632.23                     10.66
350,000.01 - 375,000.00 ..............               79                      28,601,375.84                     10.90
375,000.01 - 400,000.00 ..............               53                      20,569,145.04                      7.84
400,000.01 - 425,000.00 ..............               43                      17,711,843.29                      6.75
425,000.01 - 450,000.00 ..............               42                      18,439,613.11                      7.02
450,000.01 - 475,000.00 ..............               23                      10,642,920.06                      4.05
475,000.01 - 500,000.00 ..............               55                      27,109,530.25                     10.33
500,000.01 - 525,000.00 ..............                4                       2,069,085.24                      0.79
525,000.01 - 550,000.00 ..............                1                         548,000.00                      0.21
550,000.01 - 575,000.00 ..............                1                         567,161.07                      0.22
575,000.01 - 600,000.00 ..............                2                       1,181,149.67                      0.45
625,000.01 - 650,000.00 ..............                1                         638,004.72                      0.24
650,000.01 - 675,000.00 ..............                1                         671,701.75                      0.26
675,000.01 - 700,000.00 ..............                1                         682,500.00                      0.26
        Total ........................            1,359                     262,500,451.23                    100.00

----------
(1) The average principal balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $193,157.

       Mortgage Rates of the Group II Mortgage Loans as of the Subsequent
                                Cut-off Date(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
        Current Mortgage Rate (%)             Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
 5.000 -  5.999 ......................               93                      32,219,443.58                     12.27
 6.000 -  6.999 ......................              300                      82,767,372.94                     31.53
 7.000 -  7.999 ......................              431                      78,610,067.05                     29.95
 8.000 -  8.999 ......................              369                      49,472,948.97                     18.85
 9.000 -  9.999 ......................              140                      16,435,208.76                      6.26
10.000 - 10.999 ......................               18                       1,978,497.82                      0.75
11.000 - 11.999 ......................                5                         737,005.37                      0.28
12.000 - 12.999 ......................                3                         279,906.74                      0.11
      Total ..........................            1,359                     262,500,451.23                    100.00

----------
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.301% per annum.

    Maximum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
       Maximum Mortgage Rate (%)              Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
11.001 - 11.500 ......................               12                       4,665,226.43                      2.93
11.501 - 12.000 ......................               26                       8,212,446.28                      5.15
12.001 - 12.500 ......................               58                      18,746,885.25                     11.76
12.501 - 13.000 ......................              107                      29,977,743.55                     18.81
13.001 - 13.500 ......................              134                      27,737,108.88                     17.40
13.501 - 14.000 ......................              146                      26,569,259.46                     16.67
14.001 - 14.500 ......................              123                      19,519,271.71                     12.25
14.501 - 15.000 ......................               92                      11,493,792.78                      7.21
15.001 - 15.500 ......................               53                       7,635,762.01                      4.79
15.501 - 16.000 ......................               23                       2,528,268.70                      1.59
16.001 - 16.500 ......................                8                         977,774.50                      0.61
16.501 - 17.000 ......................                4                         570,537.67                      0.36
17.001 - 17.500 ......................                2                         464,655.95                      0.29
17.501 - 18.000 ......................                2                         199,946.99                      0.13
18.001 - 18.500 ......................                1                          79,959.75                      0.05
     Total ...........................              791                     159,378,639.91                    100.00

----------
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 13.445% per annum.

    Minimum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
        Minimum Mortgage Rate (%)             Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
 5.001 -  5.500 ......................               12                       4,665,226.43                      2.93
 5.501 -  6.000 ......................               26                       8,212,446.28                      5.15
 6.001 -  6.500 ......................               58                      18,746,885.25                     11.76
 6.501 -  7.000 ......................              107                      29,977,743.55                     18.81
 7.001 -  7.500 ......................              134                      27,737,108.88                     17.40
 7.501 -  8.000 ......................              146                      26,569,259.46                     16.67
 8.001 -  8.500 ......................              123                      19,519,271.71                     12.25
 8.501 -  9.000 ......................               92                      11,493,792.78                      7.21
 9.001 -  9.500 ......................               53                       7,635,762.01                      4.79
 9.501 - 10.000 ......................               23                       2,528,268.70                      1.59
10.001 - 10.500 ......................                8                         977,774.50                      0.61
10.501 - 11.000 ......................                4                         570,537.67                      0.36
11.501 - 12.000 ......................                2                         464,655.95                      0.29
12.001 - 12.500 ......................                2                         199,946.99                      0.13
12.501 - 13.000 ......................                1                          79,959.75                      0.05
     Total ...........................              791                     159,378,639.91                    100.00

----------
(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.445% per annum.

         Gross Margins of the Adjustable-Rate Group II Mortgage Loans(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
           Gross Margins (%)                  Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
4.001 - 4.500 ........................               40                       7,849,177.40                      4.92
4.501 - 5.000 ........................                1                          71,929.00                      0.05
5.001 - 5.500 ........................               28                       8,928,971.14                      5.60
5.501 - 6.000 ........................                2                         165,509.60                      0.10
6.001 - 6.500 ........................              713                     140,514,107.71                     88.16
6.501 - 7.000 ........................                3                       1,058,143.52                      0.66
7.001 - 7.500 ........................                4                         790,801.54                      0.50
     Total ...........................              791                     159,378,639.91                    100.00

----------
(1) The weighted average Gross Margin of the adjustable-rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.347% per annum.

     Next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
           Next Adjustment Date               Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
June 2005 ............................               19                       2,656,634.06                      1.67
July 2005 ............................               31                       9,044,829.00                      5.68
August 2005 ..........................                6                         590,450.42                      0.37
September 2005 .......................               15                       3,217,139.75                      2.02
October 2005 .........................               78                      17,343,625.20                     10.88
November 2005 ........................              384                      69,793,537.20                     43.79
December 2005 ........................               92                      21,915,135.00                     13.75
September 2006 .......................                2                         179,586.22                      0.11
October 2006 .........................               19                       5,192,056.79                      3.26
November 2006 ........................              121                      24,572,021.27                     15.42
December 2006 ........................               24                       4,873,625.00                      3.06
     Total ...........................              791                     159,378,639.91                    100.00

----------
(1) The weighted average next Adjustment Date for the adjustable-rate Group II Mortgage Loans as of the Subsequent Cut-off Date is January 2006.

         Original Loan-to-Value Ratios of the Group II Mortgage Loans(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
    Original Loan-to-Value Ratio (%)          Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
20.001 - 25.000 ......................                1                          63,000.00                      0.02
25.001 - 30.000 ......................                3                         457,260.50                      0.17
30.001 - 35.000 ......................                3                         343,526.25                      0.13
35.001 - 40.000 ......................               10                       1,549,110.63                      0.59
40.001 - 45.000 ......................               13                       2,007,827.28                      0.76
45.001 - 50.000 ......................                8                         750,611.93                      0.29
50.001 - 55.000 ......................               21                       3,650,165.26                      1.39
55.001 - 60.000 ......................               33                       7,969,468.31                      3.04
60.001 - 65.000 ......................               41                       8,185,731.42                      3.12
65.001 - 70.000 ......................               49                      11,343,266.66                      4.32
70.001 - 75.000 ......................              105                      22,442,815.66                      8.55
75.001 - 80.000 ......................              250                      46,225,442.78                     17.61
80.001 - 85.000 ......................              145                      26,517,879.80                     10.10
85.001 - 90.000 ......................              431                      76,337,222.16                     29.08
90.001 - 95.000 ......................              246                      54,657,122.59                     20.82
      Total ..........................            1,359                     262,500,451.23                    100.00

----------
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 82.737%.

             Mortgaged Property Types of the Group II Mortgage Loans

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
            Property Type                     Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
Single Family Residence ..............            1,096                     209,434,220.16                     79.78
Planned Unit Development .............               90                      23,128,475.72                      8.81
Two -Four Family .....................               83                      15,707,573.86                      5.98
Condominium ..........................               75                      12,752,421.28                      4.86
Manufactured/Mobil Home ..............               12                         887,143.99                      0.34
Planned Unit Development - Attached ..                2                         505,881.45                      0.19
Single Family Residence - Attached ...                1                          84,734.77                      0.03
Total: ...............................            1,359                     262,500,451.23                    100.00

      Mortgaged Property Occupancy Status of the Group II Mortgage Loans(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
           Occupancy Status                   Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
Primary ..............................            1,175                     241,014,295.86                     91.81
Non-Owner Occupied ...................              176                      19,651,265.82                      7.49
Second Home ..........................                8                       1,834,889.55                      0.70
        Total ........................            1,359                     262,500,451.23                    100.00

----------
(1) Occupancy status as represented by the mortgagor at the time of origination.

                     Purpose of the Group II Mortgage Loans

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
              Purpose                         Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
Refinance-Cashout(1) .................              881                     175,419,158.26                     66.83
Refinance-Rate Term(2) ...............              122                      20,417,383.48                      7.78
Purchase .............................              356                      66,663,909.49                     25.40
        Total ........................            1,359                     262,500,451.23                    100.00

----------
(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed 2.00% of the original Principal Balance of the related mortgage loan or $2,000. Also includes all home equity loans originated in Texas with any cash proceeds.

(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are equal to or less than 2.00% of the original Principal Balance of the related mortgage loan or $2,000. Excludes home equity loans originated in Texas with any cash proceeds.

       Geographic Distribution of the Mortgaged Properties Relating to the
                           Group II Mortgage Loans(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
                 Location                     Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
Alabama ..............................                9                         959,175.80                      0.37
Alaska ...............................                1                          85,450.81                      0.03
Arizona ..............................               77                       7,565,899.59                      2.88
Arkansas .............................                4                         255,992.55                      0.10
California ...........................              314                     104,932,736.99                     39.97
Colorado .............................                9                       2,022,798.17                      0.77
Connecticut ..........................               23                       5,438,464.56                      2.07
Florida ..............................              167                      23,268,555.48                      8.86
Georgia ..............................                9                       1,665,144.00                      0.63
Hawaii ...............................                8                       2,831,425.26                      1.08
Idaho ................................                3                         235,410.93                      0.09
Illinois .............................               63                      11,015,849.36                      4.20
Indiana ..............................               30                       2,347,609.91                      0.89
Iowa .................................                7                         527,841.91                      0.20
Kansas ...............................                8                         865,891.81                      0.33
Louisiana ............................                5                         379,163.72                      0.14
Maine ................................                2                         187,998.52                      0.07
Maryland .............................               27                       6,665,604.49                      2.54
Massachusetts ........................               22                       6,149,310.88                      2.34
Michigan .............................               65                       7,076,953.57                      2.70
Minnesota ............................               22                       5,273,068.96                      2.01
Mississippi ..........................                9                         746,023.63                      0.28
Missouri .............................               45                       4,128,959.07                      1.57
Montana ..............................                2                         218,753.18                      0.08
Nevada ...............................               15                       3,323,577.78                      1.27
New Jersey ...........................               28                       7,071,075.75                      2.69
New Mexico ...........................                8                         794,589.89                      0.30
New York .............................               72                      25,326,182.95                      9.65
North Carolina .......................                6                         476,339.48                      0.18
Ohio .................................               97                       7,656,943.58                      2.92
Oklahoma .............................               10                         722,039.57                      0.28
Oregon ...............................                9                         772,480.66                      0.29
Pennsylvania .........................               26                       2,161,036.54                      0.82
Rhode Island .........................                3                         558,228.70                      0.21
South Carolina .......................                7                       1,122,714.59                      0.43
Tennessee ............................               31                       3,195,301.94                      1.22
Texas ................................               73                       8,032,991.50                      3.06
Utah .................................                9                       1,383,539.83                      0.53
Vermont ..............................                1                         187,122.09                      0.07
Washington ...........................               13                       3,155,225.01                      1.20
Wisconsin ............................               18                       1,496,749.69                      0.57
Wyoming ..............................                2                         220,228.53                      0.08
        Total ........................            1,359                     262,500,451.23                    100.00


----------
(1) The greatest ZIP Code geographic concentration of the Group II Mortgage Loans was approximately 0.53% in the 94619 ZIP Code.

    Qualifying FICO Scores for the Group II Mortgage Loans at Origination(1)

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
          Qualifying FICO Score               Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
500 - 524 ............................               94                      15,936,047.18                      6.07
525 - 549 ............................              100                      13,036,059.04                      4.97
550 - 574 ............................              200                      33,659,352.74                     12.82
575 - 599 ............................              185                      30,332,941.31                     11.56
600 - 624 ............................              240                      46,120,677.30                     17.57
625 - 649 ............................              195                      41,920,913.58                     15.97
650 - 674 ............................              135                      29,905,986.10                     11.39
675 - 699 ............................               93                      21,587,649.40                      8.22
700 - 724 ............................               58                      14,350,032.81                      5.47
725 - 749 ............................               29                       7,995,395.15                      3.05
750 - 774 ............................               18                       4,149,684.61                      1.58
775 - 799 ............................               12                       3,505,712.01                      1.34
       Total .........................            1,359                     262,500,451.23                    100.00

----------
(1) The weighted average qualifying FICO score at origination of the Group II Mortgage Loans that had FICO scores was approximately 622. See "--FICO Scores" herein.

             Income Documentation of the Group II Mortgage Loans(1)


                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
         Income Documentation                 Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
Full Documentation ...................              921                     161,660,079.12                     61.58
Stated Documentation .................              370                      85,359,884.02                     32.52
Limited Documentation ................               68                      15,480,488.09                      5.90
       Total .........................            1,359                     262,500,451.23                    100.00

----------
(1) For a description of each documentation level, see "--Underwriting Standards of the Originators" herein.

                 Risk Categories for the Group II Mortgage Loans

                                                                     Aggregate Principal Balance       % of Aggregate Principal
                                                Number of                Outstanding as of the      Balance Outstanding as of the
           Risk Category(1)                   Mortgage Loans           Subsequent Cut-off Date         Subsequent Cut-off Date
--------------------------------------        --------------         ---------------------------    -----------------------------
I ....................................              963                     185,294,344.08                     70.59
II ...................................              110                      20,562,798.11                      7.83
III ..................................              111                      18,586,456.79                      7.08
IV ...................................               67                      12,599,802.05                      4.80
V ....................................               42                       6,895,579.39                      2.63
VI ...................................                8                       1,516,144.97                      0.58
A ....................................               48                      13,891,782.57                      5.29
A- ...................................                2                         315,882.58                      0.12
C ....................................                2                         586,551.54                      0.22
C- ...................................                6                       2,251,109.15                      0.86
       Total .........................            1,359                     262,500,451.23                    100.00

----------
(1) Letters correspond to risk categories of Olympus Mortgage Company and roman numerals correspond to risk categories of Argent Mortgage Company, LLC. For a description of each risk category, see "--Underwriting Standards of the Originators" herein.